Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)



{Growth Artwork}

GROWTH

Semi-Annual Report
2002

DELAWARE
Select Growth Fund

[GRAPHIC OMITTED]

A Commitment
  to Our Investors

Experience
 o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.

 o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
 o We strive to deliver consistently good performance in all asset classes.

 o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
 o We are committed to providing the highest standards of client service.

 o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

 o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
 o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

 o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $80 billion in assets as of September 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Table
  of Contents

Letter to Shareholders                         1

Portfolio Management Review                    3

New at Delaware                                5

Performance Summary                            6

Financial Statements:

  Statement of Net Assets                      7

  Statement of Operations                      9

  Statements of Changes in Net Assets         10

  Financial Highlights                        11

  Notes to Financial Statements               15

Letter
  to Shareholders

Delaware Select Growth Fund
November 13, 2001

Recap of Events
The six-month period ended October 31, 2001, was a challenge for most investors. Shaky market conditions throughout the period worsened immediately following the terrorist attacks of September 11th. The weakening U.S. economy left investors disappointed and discouraged.

During the fiscal period ended October 31, 2001, stocks continued their process of giving up many of the strong gains achieved during the latter half of the 1990s. The S&P 500 Index gave up 27.05% while Delaware Select Growth Fund, which uses the index as its benchmark, returned -20.49% (Class A shares at net asset value with dividends and distributions reinvested). The Fund's peer group, as measured by the 514 funds in the Lipper Multi-Cap Growth Funds Average, lost 40.26% for the same period.

The disappointing performance for both the Fund and its peers was initially magnified by the events of September 11th, when markets experienced an unexpected jolt. The terrorist attacks brought about a new series of trials for our country, and for the markets as well. The attacks have far reaching implications for both U.S. policymaking and for the economy.

"Between September 11, 2001, and the close of your Fund's fiscal period, the U.S. economy was clearly dealt a blow."

Between September 11, 2001, and the close of your Fund's fiscal period, the U.S. economy was clearly dealt a blow. While some indicators during the summer had been pointing to a recovery beginning in late 2001, we believe that recovery has likely been pushed well into next year.

When the New York Stock Exchange reopened on September 17th after an unplanned four-day hiatus, stock prices generally fell sharply. However, the stock market stabilized during the two weeks of trading that followed the attacks. In fact, October was a strong month for many equities. Major indexes lost significant ground immediately following the attacks, but rallied in subsequent weeks. For example, both the S&P 500 Index and the Nasdaq Composite Index made up some lost ground in October. Each eventually surpassed its September 10th closing value before finishing just below it on October 31st.

While the stock market has generally been characterized by a very unclear short-term outlook, the good news is that much has been done to help steer the U.S. economy toward growth. The U.S. Federal Reserve began cutting interest rates aggressively in January 2001. The income tax cut enacted earlier this year should also help stimulate our economy, as should financial aid packages for the airline and insurance industries that were approved following the attacks. Furthermore, the Securities and Exchange Commission relaxed rules in September to temporarily allow U.S. corporations to more easily repurchase shares of their own stock. In our opinion, all of this combines to create fuel for the economy. We think it is likely that the U.S. will see economic expansion before long.

Outlook
The U.S. has responded with great fortitude to the events of recent months. However, with international events currently hard to predict, we believe that any forecast of short-term market performance is imprudent.

The third quarter of 2001 was the single worst calendar quarter for U.S. stocks in 14 years -- since the quarter that included the October 1987 crash (Source:
Dow Jones).

Total Return

For the period ended October 31, 2001                          Six Months
Delaware Select Growth Fund -- Class A Shares                   -20.49%
Lipper Multi-Cap Growth Funds Average (514 funds)               -40.26%
Standard & Poor's 500 Index                                     -27.05%

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes can be found on page 6. The Lipper Multi-Cap Growth Funds Average includes multi-cap mutual funds tracked by Lipper (Source:
Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

At Delaware Investments, we believe that after 18 months of generally trending downward, a large number of high-quality stocks reached attractive prices by the last month of the current fiscal period. It is wise at this time, however, for investors to speak with their financial advisors and review their time horizons. Logic tells us that the effects of the terrorist attacks have likely pushed back any significant economic recovery until at least early 2002. In our opinion, the opportunities currently available in the stock market should benefit long-term equity investors who are willing to be patient in awaiting an economic recovery.

We believe strongly in the resilience of America and its economy. We also know from experience that the stock market undergoes ups and downs over short periods, but can be a driver of growth in the long term. We encourage investors to keep the faith, and to adhere to a regular investment plan, which in the long run can help offset the effects of market volatility. History shows that investors willing to remain disciplined in challenging times such as these can find themselves rewarded over time.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio
   Management Review

Delaware Select Growth Fund
November 13, 2001

Fund Manager
Gerald S. Frey
Senior Portfolio Manager

The Fund's Results
Stocks were down substantially in the six months ended October 31, 2001, as companies continued to post warnings about reduced future growth expectations. Concerns became heightened late in the period that the September 11th terrorist attacks may drive the country into a severe economic recession.

Declines were universal as growth, value, large-capitalization, and small-capitalization indexes all were down. In fact, all 11 sectors of the broad-based Russell 3000 Growth Index posted negative returns. The period ended favorably, however, as indications that increased liquidity might be successful in stabilizing the current economic slowdown drove stocks higher in the month of October.

Delaware Select Growth Fund was down as well for the period, with a 20.49% (Class A shares at net asset value with dividends and distributions reinvested) decline that was similar to most growth-oriented indices. The Fund's peer group, as measured by the Lipper Multi-Cap Growth Funds Average, also performed poorly, posting a -40.26% return for the six-month period.

Portfolio Highlights
Technology stocks were the worst performers during the period, and communications-oriented issues suffered in particular. Our relatively high concentration in these issues was one of the main drivers of the period's poor performance. Applied Micro Circuits, ONI Systems, and Extreme Networks were all down more than 50%, as communications-related technology spending declined amid the financial difficulties of numerous providers.

We still feel that these companies will be able to survive in the current environment, and prosper when economic conditions improve. For these reasons, we held onto these stocks during the downturn, and have been pleased that each rebounded during October's rally.

Consumer stocks were also down substantially, based on investors' fears that increased corporate layoffs and declining sentiment as a result of the September 11th attacks will reduce consumer spending. Carnival Cruise Lines was down substantially due to these factors and because of the heightened fears of travelers. We have exited from positions in this stock because of these concerns.

Financial stocks were the best-performing issues during the period, because of the Federal Reserve's lowering of interest rates. Many of the advancing stocks in the portfolio were in this sector. Insurance stocks, and in particular property and casualty issues, declined substantially after the September 11th attacks. However, they rebounded strongly as a group after investors realized that increased pricing and increased demand for insurance would outweigh the losses from the attacks. XL Capital is one of the insurance stocks in our portfolio, and it closed the period at a price higher than its September 10th close, after initially declining almost 25%.

Delaware Select Growth Fund
Sector Allocation
As of October 31, 2001

Banking & Finance 21.6%
Consumer Non-Durables 20.7%
Technology 14.5%
Healthcare & Pharmaceuticals 12.5%
Consumer Services 11.3%
Business Services 8.2%
Federal Agency 6.2%
Insurance 2.6%
Energy 2.1%
Utilities 1.1%

Outlook
While we are encouraged by the market rebound that took place in October, we are still concerned about the lingering reduction in capital spending and concerns that productivity may be hampered by increased security measures.

Throughout 2001, we believe we have maintained our discipline in culling names whose future prospects have diminished from the portfolio and replacing them with higher quality stocks that may have previously fallen outside of our valuation parameters. We feel that these market leaders with the strongest growth prospects will benefit the most from an overall market rebound, but should also be the most likely to outperform if the market once again deteriorates.

Delaware Select Growth Fund
Top Ten Holdings
As of October 31, 2001

                                      Percentage
Company                              of Net Assets
---------------------------------------------------
 1. Genentech                             5.1%
---------------------------------------------------
 2. Freddie Mac                           4.4%
---------------------------------------------------
 3. Comcast Special Class A               4.4%
---------------------------------------------------
 4. Kohl's                                4.2%
---------------------------------------------------
 5. Fannie Mae                            4.1%
---------------------------------------------------
 6. Bed Bath & Beyond                     3.7%
---------------------------------------------------
 7. First Data                            3.7%
---------------------------------------------------
 8. AOL Time Warner                       3.6%
---------------------------------------------------
 9. USA Education                         3.2%
---------------------------------------------------
10. Amgen                                 3.1%
---------------------------------------------------

--------------------------------------------------------
Portfolio Characteristics

As of October 31, 2001
--------------------------------------------------------
Beta*                                               2.15
--------------------------------------------------------
Average Price-to-Earnings Ratio**                  29.10
--------------------------------------------------------
Median Market Capitalization               $5.64 billion
--------------------------------------------------------
Portfolio Turnover                                  117%
--------------------------------------------------------

 *Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call.
--------------------------------------------------------------------------------

New
  at Delaware

Get a Jump on 2001 Taxes With Delaware's Online Account Access Feature!

Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year. And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely, and accurately retrieving common tax information -- dividends and transactions -- from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.

Delaware
  Select Growth Fund

Fund Basics
As of October 31, 2001
--------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------
Total Fund Net Assets:
$1.02 billion
--------------------------------------------------------
Number of Holdings:
54
--------------------------------------------------------
Fund Start Date:
May 16, 1994
--------------------------------------------------------
Your Fund Manager:
Gerald S. Frey, who leads the Delaware Investments growth team, received a Bachelor's degree in economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York, where he managed technology-related stocks.
--------------------------------------------------------
Nasdaq Symbols:
Class A DVEAX
Class B DVEBX
Class C DVECX

Delaware Select Growth Fund Performance

Average Annual Total Returns
Through October 31, 2001          Lifetime     Five Years    One Year
----------------------------------------------------------------------
Class A (Est. 5/16/94)
Excluding Sales Charge            +15.41%       +14.22%      -47.89%
Including Sales Charge            +14.50%       +12.87%      -50.89%
----------------------------------------------------------------------
Class B (Est. 4/16/96)
Excluding Sales Charge            +15.59%       +13.20%      -48.29%
Including Sales Charge            +15.50%       +12.95%      -50.87%
----------------------------------------------------------------------
Class C (Est. 5/20/94)
Excluding Sales Charge            +14.56%       +13.33%      -48.28%
Including Sales Charge            +14.56%       +13.33%      -48.80%
----------------------------------------------------------------------

Returns reflect the reinvestment of all dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended October 31, 2001 for Delaware Select Growth Fund's Institutional Class were +15.59% and -47.74%, respectively. Institutional Class shares were first made available on August 28, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Select Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: VAGGX

Statement
   of Net Assets

Delaware Select Growth Fund
October 31, 2001 (Unaudited)
                                                Number of      Market
                                                 Shares         Value
Common Stock - 94.67%
Banking & Finance - 21.57%
  Capital One Financial                          454,000    $ 18,754,740
 +Concord EFS                                    773,300      21,165,221
  Fannie Mae                                     515,300      41,718,688
  Freddie Mac                                    659,700      44,740,854
  Lehman Brothers Holdings                       415,900      25,977,114
  Merrill Lynch                                  383,900      16,780,269
  USA Education                                  401,100      32,713,716
  Zions Bancorporation                           361,200      17,308,704
                                                            ------------
                                                             219,159,306
                                                            ------------

Business Services - 8.20%
 +Clear Channel Communications                   563,900      21,495,868
  Expeditors International of Washington         335,800      15,178,160
  First Data                                     548,900      37,089,173
 +Robert Half International                      461,200       9,514,556
                                                            ------------
                                                              83,277,757
                                                            ------------

Consumer Non-Durables - 20.72%
 +Bed Bath & Beyond                            1,493,000      37,414,580
 +Best Buy                                       337,900      18,550,710
 +Comcast Special Class A                      1,247,900      44,724,736
  Home Depot                                     505,600      19,329,088
 +Kohl's                                         762,500      42,402,625
 +Krispy Kreme Doughnuts                         142,200       4,972,734
  Lowe's Companies                               863,200      29,435,120
 +Starbucks                                      503,100       8,613,072
  Tiffany & Company                              218,100       5,101,359
                                                            ------------
                                                             210,544,024
                                                            ------------

Consumer Services - 11.26%
 +AOL Time Warner                              1,185,800      37,008,818
 +Brinker International                          988,050      25,096,470
 +Charter Communications Class A               1,098,000      15,525,720
  Darden Restaurants                             641,800      20,550,436
 +Mediacom Communications                      1,209,800      16,235,516
                                                            ------------
                                                             114,416,960
                                                            ------------
Energy - 2.12%
  Halliburton                                    874,300      21,586,467
                                                            ------------
                                                              21,586,467
                                                            ------------

Healthcare & Pharmaceuticals - 12.53%
 +Amgen                                          555,400      31,557,828
 +Anthem                                         137,900       5,775,252
 +Celera Genomics Group - Applera                392,800       9,230,800
 +Genentech                                      983,800      51,403,550
 +Pain Therapeutics                            2,138,500      13,814,710
  Schering-Plough                                416,800      15,496,624
                                                            ------------
                                                             127,278,764
                                                            ------------

                                                Number of      Market
                                                 Shares         Value
Common Stock (continued)
Insurance - 2.64%
  ACE Limited                                    135,900     $ 4,790,475
  HCC Insurance Holdings                         318,000       8,741,820
  XL Capital Limited Class A                     152,500      13,246,150
                                                            ------------
                                                              26,778,445
                                                            ------------

Technology - 14.52%
 +Analog Devices                                 535,200      20,337,600
 +Applied Micro Circuits                       1,227,900      13,543,737
 +Docent                                         464,500         812,875
 +Extreme Networks                               388,600       4,542,734
  Linear Technology                              273,800      10,623,440
 +Micrel                                         864,400      21,739,660
 +Novellus Systems                               450,500      14,880,015
 +ONI Systems                                  1,537,900       7,520,331
 +Peregrine Systems                            1,130,000      16,317,200
 +Quest Software                               1,619,700      23,971,560
 +Sonus Networks                               1,413,700       5,951,677
 +Veritas Software                               256,775       7,287,275
                                                            ------------
                                                             147,528,104
                                                            ------------

Utilities - 1.11%
  Duke Energy                                    294,300      11,304,063
                                                            ------------
                                                              11,304,063
                                                            ------------
Total Common Stock (cost $1,024,627,669)                     961,873,890
                                                            ------------


                                               Principal
                                                 Amount

Federal Agency (Discount Notes) - 6.15%
  Fannie Mae
    2.30% 11/13/01                           $13,380,000      13,369,742
    2.37% 11/9/01                             20,000,000      19,989,489
    2.48% 11/1/01                              1,235,000       1,235,000
  Federal Home Loan Bank
    2.35% 11/2/01                             20,000,000      19,998,694
    3.46% 11/7/01                              7,935,000       7,930,424
                                                            ------------
Total Federal Agency (cost $62,523,349)                       62,523,349
                                                            ------------

Statement
  of Net Assets (continued)

Delaware Select Growth Fund

Total Market Value of Securities - 100.82%
  (cost $1,087,151,018)                                   $1,024,397,239
Liabilities Net of Receivables and
  Other Assets - (0.82%)                                      (8,286,637)
                                                          --------------
Net Assets Applicable to 53,266,922 Shares
  Outstanding - 100.00%                                   $1,016,110,602
                                                          ==============

Net Asset Value - Delaware Select Growth Fund
  Class A ($351,527,743 / 17,759,530 Shares)                      $19.79
                                                                  ------
Net Asset Value - Delaware Select Growth Fund
  Class B ($439,647,070 / 23,518,412 Shares)                      $18.69
                                                                  ------
Net Asset Value - Delaware Select Growth Fund
  Class C ($182,979,434 / 9,895,232 Shares)                       $18.49
                                                                  ------
Net Asset Value - Delaware Select Growth Fund
   Institutional Class ($41,956,355 / 2,093,748 Shares)           $20.04
                                                                  ------

Components of Net Assets at October 31, 2001:
Shares of beneficial interest
  (unlimited authorization - no par)                      $1,727,315,684
Undistributed net investment loss                             (7,431,239)
Accumulated net realized loss on investments                (641,020,064)
Net unrealized depreciation of investments                   (62,753,779)
                                                          --------------
Total net assets                                          $1,016,110,602
                                                          ==============

 + Non-income producing security for the period ended October 31, 2001.




Net Asset Value and Offering Price per Share -
  Delaware Select Growth
Fund Net asset value Class A (A)                                  $19.79
Sales charge (5.75% of offering price, or 6.11% of
  amount invested per share) (B)                                    1.21
                                                                  ------
Offering price                                                    $21.00
                                                                  ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement
  of Operations

Delaware Select Growth Fund
Six Months Ended October 31, 2001 (Unaudited)

Investment Income:
  Dividends                                                              $3,018,583
  Interest                                                                1,301,890            $4,320,473
                                                                         ----------          ------------

Expenses:
  Management fees                                                         4,388,678
  Distribution expenses                                                   4,334,924
  Dividend disbursing and transfer agent fees and expenses                2,465,636
  Accounting and administration expenses                                    300,039
  Reports and statements to shareholders                                    191,989
  Registration fees                                                         155,473
  Professional fees                                                          77,606
  Custodian fees                                                             50,747
  Trustees' fees                                                             20,000
  Taxes (other than taxes on income)                                          1,000
  Other                                                                     177,581            12,163,673
                                                                         ----------
  Less expenses absorbed or waived                                                               (392,938)
  Less expenses paid indirectly                                                                   (19,023)
                                                                                            -------------
  Total operating expenses                                                                     11,751,712
                                                                                            -------------
Net Investment Loss                                                                            (7,431,239)
                                                                                            -------------
Net Realized and Unrealized Loss on Investments:
  Net realized loss on investments                                                           (146,615,961)
  Net change in unrealized appreciation/depreciation of investments                          (122,463,435)
                                                                                            -------------
Net Realized and Unrealized Loss on Investments                                              (269,079,396)
                                                                                            -------------

Net Decrease in Net Assets Resulting from Operations                                        $(276,510,635)
                                                                                            =============



See accompanying notes

Statements
  of Changes in Net Assets

Delaware Select Growth Fund

                                                                                  Six Months
                                                                                    Ended           Year Ended
                                                                                   10/31/01          4/30/01
                                                                                 (Unaudited)
Decrease in Net Assets from Operations:
  Net investment loss                                                          $   (7,431,239)   $ (23,692,705)
  Net realized loss on investments                                               (146,615,961)    (478,438,086)
  Net change in unrealized appreciation/depreciation of investments              (122,463,435)    (164,947,664)
                                                                               --------------    -------------
  Net decrease in net assets resulting from operations                           (276,510,635)    (667,078,455)
                                                                               --------------    -------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                        41,576,314      264,773,785
    Class B                                                                        30,121,036      305,848,197
    Class C                                                                        15,236,674      146,857,542
    Institutional Class                                                             8,304,104       30,351,724
                                                                               --------------    -------------
                                                                                   95,238,128      747,831,248
                                                                               --------------    -------------
  Cost of shares repurchased:
    Class A                                                                       (70,742,544)    (189,399,929)
    Class B                                                                       (57,985,101)    (105,540,077)
    Class C                                                                       (30,367,775)     (75,353,029)
    Institutional Class                                                            (6,282,324)     (17,590,518)
                                                                               --------------   --------------
                                                                                 (165,377,744)    (387,883,553)
                                                                               --------------   --------------
Increase (decrease) in net assets derived from capital share transactions         (70,139,616)     359,947,695
                                                                               --------------   --------------
Net Decrease in Net Assets                                                       (346,650,251)    (307,130,760)

Net Assets:
  Beginning of period                                                           1,362,760,853    1,669,891,613
                                                                               --------------   --------------
  End of period                                                                $1,016,110,602   $1,362,760,853
                                                                               ==============   ==============

See accompanying notes

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Select Growth Fund Class A
                                                             Six Months
                                                               Ended                             Year Ended
                                                            10/31/01(4)      4/30/01  4/30/00   4/30/99  4/30/98(3) 4/30/97
                                                            (Unaudited)

Net asset value, beginning of period                          $24.890        $36.380  $25.910   $20.570   $11.770   $13.080

Income (loss) from investment operations:
Net investment loss(2)                                         (0.087)        (0.302)  (0.294)   (0.203)   (0.052)   (0.180)
                                                              -------        -------  -------   -------   -------   -------
Net realized and unrealized gain (loss) on investments         (5.013)       (11.188)  12.393     5.910    11.127     0.960
                                                              -------        -------  -------   -------   -------   -------
Total from investment operations                               (5.100)       (11.490)  12.099     5.707    11.075     0.780
                                                              -------        -------  -------   -------   -------   -------

Less dividends and distributions:
From net realized gain on investments                              --             --   (1.049)   (0.367)   (2.275)   (2.090)
In excess of net realized gain on investments                      --             --   (0.580)       --        --        --
                                                              -------        -------  -------   -------   -------   -------
Total dividends and distributions                                  --             --   (1.629)   (0.367)   (2.275)   (2.090)
                                                              -------        -------  -------   -------   -------   -------

Net asset value, end of period                                $19.790        $24.890  $36.380   $25.910   $20.570   $11.770
                                                              =======        =======  =======   =======   =======   =======

Total return(1)                                               (20.49%)       (31.57%)  47.93%    28.43%    98.60%     4.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $351,528       $475,767 $632,036  $135,865   $31,926    $4,944
Ratio of expenses to average net assets                         1.46%          1.37%    1.29%     1.67%     1.75%     1.84%
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly            1.52%          1.38%    1.29%     2.06%     2.29%     2.65%
Ratio of net investment loss to average net assets             (0.77%)        (0.90%)  (0.85%)   (0.95%)   (0.69%)   (1.38%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly     (0.83%)        (0.91%)  (0.85%)   (1.34%)   (1.23%)   (2.19%)
Portfolio turnover                                               117%           156%     183%      313%      356%      180%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(2) The average shares outstanding method has been applied for per share information.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4)  Ratios have been annualized and total return has not been annualized.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Select Growth Fund Class B
                                                             Six Months
                                                               Ended                                  Year Ended
                                                             10/31/01(4)    4/30/01   4/30/00   4/30/99   4/30/98(3)  4/30/97
                                                             (Unaudited)

Net asset value, beginning of period                          $23.600        $34.740  $24.990   $20.000   $11.570    $13.060

Income (loss) from investment operations:
Net investment loss(2)                                         (0.164)        (0.521)  (0.544)   (0.350)   (0.061)    (0.210)
                                                              -------        -------  -------   -------   -------    -------
Net realized and unrealized gain (loss) on investments         (4.746)       (10.619)  11.923     5.707    10.766      0.810
                                                              -------        -------  -------   -------   -------    -------
Total from investment operations                               (4.910)       (11.140)  11.379     5.357    10.705      0.600
                                                              -------        -------  -------   -------   -------    -------

Less dividends and distributions:
From net realized gain on investments                              --             --   (1.049)   (0.367)   (2.275)    (2.090)
In excess of net realized gain on investments                      --             --   (0.580)       --        --         --
                                                              -------        -------  -------   -------   -------    -------
Total dividends and distributions                                  --             --   (1.629)   (0.367)   (2.275)    (2.090)
                                                              -------        -------  -------   -------   -------    -------

Net asset value, end of period                                $18.690        $23.600  $34.740   $24.990   $20.000    $11.570
                                                              =======        =======  =======   =======   =======    =======


Total return(1)                                               (20.81%)       (32.07%)  46.82%    27.41%    97.12%      2.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $439,647       $588,152 $674,810  $103,299   $16,539        $95
Ratio of expenses to average net assets                         2.21%          2.12%    2.04%     2.42%     2.50%      2.57%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly             2.27%          2.13%    2.04%     2.81%     3.04%      3.37%
Ratio of net investment loss to average net assets             (1.52%)        (1.65%)  (1.60%)   (1.70%)   (1.44%)    (1.97%)
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly      (1.58%)        (1.66%)  (1.60%)   (2.09%)   (1.98%)    (2.77%)
Portfolio turnover                                               117%           156%     183%      313%      356%       180%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(2) The average shares outstanding method has been applied for per share information.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4)  Ratios have been annualized and total return has not been annualized.


See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Select Growth Fund Class C
                                                             Six Months
                                                               Ended                      Year Ended
                                                            10/31/01(4)        4/30/01   4/30/00   4/30/99   4/30/98(3)  4/30/97
                                                            (Unaudited)

Net asset value, beginning of period                          $23.350          $34.370   $24.740   $19.800    $11.470   $12.880

Income (loss) from investment operations:
Net investment loss(2)                                         (0.162)          (0.517)   (0.555)   (0.345)    (0.071)   (0.230)
Net realized and unrealized gain (loss) on investments         (4.698)         (10.503)   11.814     5.652     10.676     0.910
                                                              -------          -------   -------   -------    -------   -------
Total from investment operations                               (4.860)         (11.020)   11.259     5.307     10.605     0.680
                                                              -------          -------   -------   -------    -------   -------

Less dividends and distributions:
From net realized gain on investments                              --               --    (1.049)   (0.367)    (2.275)   (2.090)
In excess of net realized gain on investments                      --               --    (0.580)       --         --        --
                                                              -------          -------   -------   -------    -------   -------
Total dividends and distributions                                  --               --    (1.629)   (0.367)    (2.275)   (2.090)
                                                              -------          -------   -------   -------    -------   -------

Net asset value, end of period                                $18.490          $23.350   $34.370   $24.740    $19.800   $11.470
                                                              =======          =======   =======   =======    =======   =======


Total return(1)                                               (20.81%)         (32.06%)   46.86%    27.45%     96.99%     3.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $182,980         $248,685  $304,078   $32,235     $5,892      $222
Ratio of expenses to average net assets                         2.21%            2.12%     2.04%     2.42%      2.50%     2.62%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly             2.27%            2.13%     2.04%     2.81%      3.04%     3.43%
Ratio of net investment loss to average net assets             (1.52%)          (1.65%)   (1.60%)   (1.70%)    (1.44%)   (2.02%)
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly      (1.58%)          (1.66%)   (1.60%)   (2.09%)    (1.98%)   (2.83%)
Portfolio turnover                                               117%             156%      183%      313%       356%      180%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(2) The average shares outstanding method has been applied for per share information.

(3) Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4)  Ratios have been annualized and total return has not been annualized.


See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Select Growth Fund Institutional Class
                                                             Six Months                                          Period from
                                                               Ended                     Year Ended               8/28/97(1)
                                                             10/31/01(4)        4/30/01    4/30/00     4/30/99    to 4/30/98
                                                             (Unaudited)

Net asset value, beginning of period                          $25.170          $36.690    $26.060      $20.640    $17.150

Income (loss) from investment operations:
Net investment loss(3)                                         (0.059)          (0.220)    (0.196)      (0.155)    (0.019)
Net realized and unrealized gain (loss) on investments         (5.071)         (11.300)    12.455        5.942      5.539
                                                              -------          -------    -------      -------    -------
Total from investment operations                               (5.130)         (11.520)    12.259        5.787      5.520
                                                              -------          -------    -------      -------    -------

Less dividends and distributions:
From net realized gain on investments                              --               --     (1.049)      (0.367)    (2.030)
In excess of net realized gain on investments                      --               --     (0.580)          --         --
                                                              -------          -------    -------      -------    -------
Total dividends and distributions                                  --               --     (1.629)      (0.367)    (2.030)
                                                              -------          -------    -------      -------    -------

Net asset value, end of period                                $20.040          $25.170    $36.690      $26.060    $20.640
                                                              =======          =======    =======      =======    =======

Total return(2)                                               (20.38%)         (31.38%)    48.29%       28.73%     34.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $41,956          $50,157    $58,967      $17,737     $2,391
Ratio of expenses to average net assets                         1.21%            1.12%      1.04%        1.42%      1.50%
Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly             1.27%            1.13%      1.04%        1.81%      2.04%
Ratio of net investment loss to average net assets             (0.52%)          (0.65%)    (0.60%)      (0.70%)    (0.44%)
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly      (0.58%)          (0.66%)    (0.60%)      (1.09%)    (0.98%)
Portfolio turnover                                               117%             156%       183%         313%       356%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

(3) The average shares outstanding method has been applied for per share information.

(4)  Ratios have been annualized and total return has not been annualized.


See accompanying notes

Notes
  to Financial Statements

Delaware Select Growth Fund
October 31, 2001 (Unaudited)

Voyageur Mutual Funds III (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Core Equity Fund (formerly Delaware Growth Stock Fund) and Delaware Select Growth Fund. These financial statements and the related notes pertain to the Delaware Select Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized capital gains on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $14,190 for the period ended October 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended October 31, 2001 were approximately $4,833. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on the average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through December 31, 2001. As of January 1, 2002, the expense limitation will increase from 1.20% to 1.25%. The new expense limitation will expire on December 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware
Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class shares.

At October 31, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                      $240,022

Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC                 810,981

Other expenses payable to DMC and affiliates                   149,001

For the period ended October 31, 2001, DDLP earned $42,748 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes
  to Financial Statements (continued)

Delaware Select Growth Fund

3. Investments
For the period ended October 31, 2001, the Fund made purchases of $676,591,642 and sales of $677,558,277 of investment securities other than U.S. government securities and short-term investments.

At October 31, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At October 31, 2001, the cost of investments was $1,087,151,018. At October 31, 2001, the net unrealized depreciation was $62,753,779 of which $92,251,613 related to unrealized appreciation of investments and $155,005,392 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of October 31, 2001 of $96,071,647, which may be carried forward and applied against future gains. Such capital loss carryforwards expire in 2009.

4. Capital Shares

Transactions in capital shares were as follows:

                                  Six Months
                                    Ended            Year Ended
                                   10/31/01           4/30/01
                                 (Unaudited)
Shares sold:
  Class A                         1,839,145          7,724,053
  Class B                         1,379,193          9,166,350
  Class C                           699,721          4,401,740
  Institutional Class               384,710            915,937
                                 ----------         ----------
                                  4,302,769         22,208,080
                                 ----------         ----------


Shares repurchased:
  Class A                        (3,192,606)        (5,985,691)
  Class B                        (2,783,167)        (3,665,904)
  Class C                        (1,456,555)        (2,596,217)
  Institutional Class              (283,668)          (530,423)
                                 ----------         ----------
                                 (7,715,996)       (12,778,235)
                                 ----------         ----------

Net increase (decrease)          (3,413,227)         9,429,845
                                 ==========         ==========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2001, or at any time during the period.

6. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- and medium-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Delaware Investments
   Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Foundation Funds
  Delaware Balanced Portfolio
  Delaware Growth Portfolio
  Delaware Income Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Minnesota Insured Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)


This semi-annual report is for the information of Delaware Select Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Select Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers
William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Contact Information
Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing, and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

2005 Market Street
Philadelphia, PA 19103-7057

For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

Website
www.delawareinvestments.com

(5311)                                                       Printed in the USA
SA-316 [10/01] CG 12/01                                                   J7638